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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


   Date of Report (Date of Earliest Event Reported)         May 16, 2003
                                                         --------------------

                    GMAC Commercial Mortgage Securities, Inc.
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             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

                       333-100695                                                     23-2811925
-------------------------------------------------------          -----------------------------------------------------
               (Commission File Number)                                  (I.R.S. Employer Identification No.)

                200 Witmer Road, Horsham, Pennsylvania                                                          19044
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               (Address of Principal Executive Offices)                                                    (Zip Code)
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                                 (215) 328-3164
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.           OTHER EVENTS.

                  On or about May 29, 2003, the Registrant will cause the issuance and sale of approximately $1,050,901,642 initial principal amount of various classes of Mortgage Pass-Through Certificates, Series 2003-C1, Class
X-1, Class X-2, Class A-1, Class A-1A, Class A-2, Class B, Class C, Class D,
Class E, Class F, Class G, Class H, Class J, Class K, Class L, Class M, Class
N-1, Class N-2, Class O, Class P, Class Q, Class R-I, Class R-II and Class R-III
(the "Certificates") pursuant to a Pooling and Servicing Agreement to be dated as of May 1, 2003, among the Registrant, GMAC Commercial Mortgage Corporation, as master servicer and special servicer, LaSalle Bank National Association, as trustee, and ABN AMRO Bank N.V., as fiscal agent. In connection with the sale of the Certificates to the public (the "Publicly Offered Certificates"), the Registrant has been advised by Goldman, Sachs & Co., Morgan Stanley & Co.
Incorporated and Deutsche Bank Securities Inc. (together, the "Underwriters"), that the Underwriters have furnished to prospective investors certain yield tables and other computational materials (the "Computational Materials") with respect to the Publicly Offered Certificates following the effective date of Registration Statement No. 333-100695, which Computational Materials are being filed as exhibits to this report.

                  The Computational Materials were prepared by the Underwriters at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The
Computational Materials may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement. The Computational Materials may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the Computational Materials may not be relevant to or appropriate for investors other than those specifically requesting them.

                  In addition, the actual characteristics and performance of the mortgage loans underlying the Certificates (the "Mortgage Loans") may differ from the assumptions used in the Computational Materials, which are hypothetical in nature and which were provided to certain investors only to give a general sense of how the yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of a particular class of Certificates might vary under varying prepayment and other scenarios. Any difference between such assumptions and the actual characteristics and performance of the Mortgage
Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Certificates.







                                       2

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ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS.

                  List below the financial statements, pro forma financial information and exhibits, if any, filed as part of this report.

(a)      Financial Statements of Business Acquired

                  Not applicable

(b)      Pro Forma Financial Information

                  Not applicable

(c)      Exhibits.

                  99.1 Computational Materials prepared by the Underwriters in connection with the sale of the Publicly Offered
                           Certificates of the Registrant.

                  99.2 Computational Materials prepared by the Underwriters in connection with the sale of the Publicly Offered
                           Certificates of the Registrant.

                  99.3 Computational Materials prepared by the Underwriters in connection with the sale of the Publicly Offered
                           Certificates of the Registrant.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    GMAC COMMERCIAL MORTGAGE SECURITIES, INC.
                                    (Registrant)



Dated: May 20, 2003                 By:       \s\ David Lazarus
                                         -------------------------------------
                                    Name: David Lazarus
                                    Title: Vice President


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                                INDEX TO EXHIBITS



Exhibit
No.                           Document Description
---                           --------------------
99.1                          Computational Materials prepared by the Underwriters in connection with the sale of the Publicly Offered Certificates of the Registrant.
99.2                          Computational Materials prepared by the Underwriters in connection with the sale of the Publicly Offered Certificates of the Registrant.
99.3                          Computational Materials prepared by the Underwriters in connection with the sale of the Publicly Offered Certificates of the Registrant.



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